                                                                     Exhibit 4.1

                         TEXAS EASTERN TRANSMISSION, LP

                                       TO

                               JPMORGAN CHASE BANK

                                     Trustee

                             ----------------------

                          Third Supplemental Indenture

                            Dated as of July 2, 2002

                             ----------------------

                                to the Indenture

                          Dated as of December 1, 2000

                             ----------------------


                    $300,000,000 5.25% Senior Notes due 2007

                    $450,000,000 7.00% Senior Notes due 2032

                              Table of Contents/1/
                                                                            Page

                                    ARTICLE 1
                           5.25% SENIOR NOTES DUE 2007

SECTION 1.01   Establishment                                                 1
SECTION 1.02   Definitions                                                   2
SECTION 1.03   Payment of Principal and Interest                             2
SECTION 1.04   Denominations                                                 3
SECTION 1.05   Global Securities                                             3
SECTION 1.06   Redemption at the Option of TETLP                             3
SECTION 1.07   Paying Agent                                                  5

                                    ARTICLE 2
                           7.00% SENIOR NOTES DUE 2032

SECTION 2.01   Establishment                                                 5
SECTION 2.02   Definitions                                                   5
SECTION 2.03   Payment of Principal and Interest                             6
SECTION 2.04   Denominations                                                 7
SECTION 2.05   Global Securities                                             7
SECTION 2.06   Redemption at the Option of TETLP                             7
SECTION 2.07   Paying Agent                                                  9

                                    ARTICLE 3
                                  MISCELLANEOUS

SECTION 3.01   Recitals                                                      9
SECTION 3.02   Ratification and Incorporation of Original Indenture          9
SECTION 3.03   Executed in Counterparts                                      9

Exhibit A      Form of 5.25% Senior Note due 2007
Exhibit B      Certificate of Authentication of 5.25% Senior Note due 2007
Exhibit C      Form of 7.00% Senior Note due 2032
Exhibit D      Certificate of Authentication of 7.00% Senior Note due 2032

----------------
1 This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

     THIS THIRD SUPPLEMENTAL INDENTURE is made as of the 2nd day of July 2002, by and between TEXAS EASTERN TRANSMISSION, LP (successor to Texas Eastern Transmission Corporation) ("TETLP"), a Delaware limited partnership, having its principal office at 5400 Westheimer Court, Houston, Texas 77056, and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as Trustee (herein called the "Trustee").

                              W I T N E S S E T H:

     WHEREAS, Texas Eastern Transmission Corporation has heretofore entered into an Indenture, dated as of December 1, 2000 (the "Original Indenture"), with JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee;

     WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as amended and supplemented to the date hereof, including by this Third Supplemental Indenture, is herein called the "Indenture";

     WHEREAS, under the Indenture, new series of Securities may at any time be established in accordance with the provisions of the Indenture and the terms of such series may be described by a supplemental indenture executed by TETLP and the Trustee;

     WHEREAS, TETLP hereby proposes to create under the Indenture two new series of Securities;

     WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

     WHEREAS, all conditions necessary to authorize the execution and delivery of this Third Supplemental Indenture and to make it a valid and binding obligation of TETLP have been done or performed.

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                           5.25% SENIOR NOTES DUE 2007

     SECTION 1.01 Establishment. There is hereby established a new series of Securities to be issued under the Indenture, to be designated as TETLP's 5.25% Senior Notes due 2007 (the "2007 Notes"). There are to be authenticated and delivered $300,000,000 principal amount of 2007 Notes, and no further 2007 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906, 1106 or the last paragraph of Section 301 of the Original Indenture. The 2007 Notes shall be issued in fully registered form without coupons.

     The 2007 Notes shall be in substantially the form set out in Exhibit A hereto, and the form of the Trustee's Certificate of Authentication for the 2007 Notes shall be in substantially the form set forth in Exhibit B hereto.

     Each 2007 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

     SECTION 1.02 Definitions. The following defined terms used herein with respect to the 2007 Notes, shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

     "Interest Payment Dates" means each January 15 and July 15, commencing, January 15, 2003.

     "Original Issue Date" means July 2, 2002.

     "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date (whether or not a Business Day).

     "Stated Maturity" means July15, 2007.

     SECTION 1.03 Payment of Principal and Interest. The principal of the 2007 Notes shall be due at Stated Maturity (unless earlier redeemed). The unpaid principal amount of the 2007 Notes shall bear interest at the rate of 5.25% per annum until paid or duly provided for, such interest will accrue from July 2, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2007 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity of principal or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2007 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee ("Special Record Date"), notice whereof shall be given to Holders of the 2007 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2007 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

     Payments of interest on the 2007 Notes shall include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the 2007 Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the 2007 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. "Business Day" means a day other than
(i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

     Payment of principal of, premium, if any, and interest on the 2007 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on 2007 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security; provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the 2007 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2007 Notes shall be made at the office of the Paying Agent upon surrender of such 2007 Notes to such Paying Agent and (ii) payments of interest shall be made, at the option of TETLP, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

     SECTION 1.04 Denominations. The 2007 Notes shall be issued in denominations of $1,000 or any integral multiple thereof.

     SECTION 1.05 Global Securities. The 2007 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, 2007 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2007 Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

     A Global Security shall be exchangeable for 2007 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies TETLP that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by TETLP within 90 days of receipt by TETLP of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by TETLP within 90 days after it becomes aware of such cessation or (ii) TETLP in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2007 Notes registered in such names as the Depositary shall direct.

     SECTION 1.06 Redemption at the Option of TETLP. The 2007 Notes shall be redeemable, in whole or from time to time in part, at the option of TETLP on any date (a

"Redemption Date"), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2007 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date for the 2007 Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.l5(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or
(ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the 2007 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2007 Notes.

     "Independent Investment Banker" means J.P. Morgan Securities Inc. or Salomon Smith Barney Inc. or any successor firm or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with TETLP.

     "Comparable Treasury Price" means, with respect to any Redemption Date for the 2007 Notes (i) the average of four Reference Treasure Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Reference Treasury Dealer" means (i) each of J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), TETLP will substitute therefor another Primary Treasury Dealer and (ii) up to two other Primary Treasury Dealers selected by TETLP.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

     TETLP shall notify the Trustee of the Redemption Price with respect to the foregoing redemption promptly after the calculation thereof. The Trustee shall not be responsible for calculating said Redemption Price.

     If less than all of the 2007 Notes are to be redeemed, the Trustee shall select the 2007 Notes or portions of 2007 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee may select for redemption 2007 Notes and portions of 2007 Notes in amounts of whole multiples of $1,000.

     The 2007 Notes shall not have a sinking fund.

     SECTION 1.07 Paying Agent. The Trustee shall initially serve as Paying Agent with respect to the 2007 Notes, with the Place of Payment initially being the Corporate Trust Office.

                                   ARTICLE 2

                           7.00% SENIOR NOTES DUE 2032

     SECTION 2.01 Establishment. There is hereby established a new series of Securities to be issued under the Indenture, to be designated as TETLP's 7.00% Senior Notes due 2032 (the "2032 Notes"). There are to be authenticated and delivered $450,000,000 principal amount of 2032 Notes, and no further 2032 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906, 1106 or the last paragraph of Section 301 of the Original Indenture. The 2032 Notes shall be issued in fully registered form without coupons.

     The 2032 Notes shall be in substantially the form set out in Exhibit C hereto, and the form of the Trustee's Certificate of Authentication for the 2032 Notes shall be in substantially the form set forth in Exhibit D hereto.

     Each 2032 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

     SECTION 2.02 Definitions. The following defined terms used herein with respect to the 2032 Notes, shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

     "Interest Payment Dates" means each January 15 and July 15, commencing January 15, 2003.

     "Original Issue Date" means July 2, 2002.

     "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date (whether or not a Business Day).

     "Stated Maturity" means July 15, 2032.

     SECTION 2.03 Payment of Principal and Interest. The principal of the 2032 Notes shall be due at Stated Maturity (unless earlier redeemed). The unpaid principal amount of the 2032 Notes shall bear interest at the rate of 7.00% per annum until paid or duly provided for, such interest will accrue from July 2, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2032 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity of principal or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2032 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee ("Special Record Date"), notice whereof shall be given to Holders of the 2032 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2032 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

     Payments of interest on the 2032 Notes shall include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the 2032 Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the 2032 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

     Payment of principal of, premium, if any, and interest on the 2032 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on 2032 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security; provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the 2032 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2032 Notes shall be made at the office of the Paying Agent upon surrender of such 2032 Notes to such Paying Agent and (ii) payments of interest shall be made, at the option of TETLP , subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

     SECTION 2.04 Denominations. The 2032 Notes shall be issued in denominations of $1,000 or any integral multiple thereof.

     SECTION 2.05 Global Securities. The 2032 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, 2032 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2032 Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

     A Global Security shall be exchangeable for 2032 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies TETLP that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by TETLP within 90 days of receipt by TETLP of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by TETLP within 90 days after it becomes aware of such cessation or (ii) TETLP in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2032 Notes registered in such names as the Depositary shall direct.

     SECTION 2.06 Redemption at the Option of TETLP. The 2032 Notes shall be redeemable, in whole or from time to time in part, at the option of TETLP on any date (a "Redemption Date"), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2032 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date for the 2032 Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.l5(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the 2032 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2032 Notes.

     "Independent Investment Banker" means J.P. Morgan Securities Inc. or Salomon Smith Barney In. or any successor firm or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with TETLP.

     "Comparable Treasury Price" means, with respect to any Redemption Date for the 2032 Notes (i) the average of four Reference Treasure Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Reference Treasury Dealer" means (i) each of J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), TETLP will substitute therefor another Primary Treasury Dealer and (ii) up to two other Primary Treasury Dealers selected by TETLP.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

     TETLP shall notify the Trustee of the Redemption Price with respect to the foregoing redemption promptly after the calculation thereof. The Trustee shall not be responsible for calculating said Redemption Price.

     If less than all of the 2032 Notes are to be redeemed, the Trustee shall select the 2032 Notes or portions of 2032 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee may select for redemption 2032 Notes and portions of 2032 Notes in amounts of whole multiples of $1,000.

     The 2032 Notes shall not have a sinking fund.

     SECTION 2.07 Paying Agent. The Trustee shall initially serve as Paying Agent with respect to the 2032 Notes, with the Place of Payment initially being the Corporate Trust Office.

                                   ARTICLE 3

                                  MISCELLANEOUS

     SECTION 3.01 Recitals. The recitals in this Third Supplemental Indenture are made by TETLP only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the 2007 Notes, of the 2032 Notes and of this Third Supplemental Indenture as fully and with like effect as if set forth herein in full.

     SECTION 3.02 Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Third Supplemental Indenture shall be read, taken and construed as one and the same instrument.

     SECTION 3.03 Executed in Counterparts. This Third Supplemental Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officers, all as of the day and year first above written.

                     TEXAS EASTERN TRANSMISSION, LP

                     By: Duke Energy Gas Transmission Services, LLC its General Partner

                     By:      /s/ Dorothy M. Ables
                              -----------------------------------------
                     Name:    Dorothy M. Ables
                     Title:   Senior Vice President, Finance and
                              Administration and Chief Financial Officer

Attest:


       /s/ Beverly J. Fite
--------------------------
Name:  Beverly J. Fite
Title: Assistant Secretary

                      JPMORGAN CHASE BANK,
                         as Trustee

                      By:      /s/ Natalia Rodriguez
                      Name:    Natalia Rodriquez
                      Title:   Assistant Vice President

Attest:

       /s/ Nicholas Sberlati
--------------------------------
Name:  Nicholas Sberlati
Title: Trust Officer

                                    EXHIBIT A

                       FORM OF 5.25% SENIOR NOTE DUE 2007

No.                                                        CUSIP No. 882389 CB 3

                         TEXAS EASTERN TRANSMISSION, LP
                           5.25% SENIOR NOTE DUE 2007

Principal Amount:          $

Regular Record Date:       Close of business on the 15th calendar day (whether
                           or not a Business Day) prior to the relevant
                           Interest Payment Date

Original Issue Date:       July 2, 2002

Stated Maturity:           July 15, 2007

Interest Payment Dates:    January 15 and July 15, commencing January 15, 2003

Interest Rate:             5.25% per annum

Authorized Denomination:   $1,000 or any integral multiple thereof

Texas Eastern Transmission, LP, a Delaware limited partnership (the "Company," which term includes any successor under the Indenture referred to on the reverse
hereof), for value received, hereby promises to pay to                   , or
registered assigns, the principal sum of DOLLARS ($ ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on each Interest Payment Date as specified above, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this 5.25% Senior Note due 2007 (this "Security") is registered on the Regular Record Date as specified above next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments on this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payments of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security; provided that, in the case of the payment of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the Securities of this series are no longer represented by a Global Security, payments of principal, premium, if any, and interest on such Securities shall be made at the office of the Paying Agent maintained for such purpose; provided that payments of interest may be made, at the option of the Company, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                         TEXAS EASTERN TRANSMISSION, LP

                         By: Duke Energy Gas Transmission Services, LLC, as General Partner

                         By:
                            ----------------------------------------------------

Attest:

------------------------


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                         JPMORGAN CHASE BANK,
                         as Trustee

                         By:
                            ----------------------------------------------------

                           (Reverse Side of Security)

This Security is one of a duly authorized issue of Securities of the Company (the "Securities"), issued and issuable in one or more series under an Indenture, dated as of December 1, 2000 (the "Indenture"), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof as 5.25% Senior Notes due 2007 initially limited in the aggregate principal amount of up to $300,000,000. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

The Securities of this series shall be redeemable, in whole or from time to time in part, at the option of the Company on any date (a "Redemption Date"), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

"Treasury Rate" means, with respect to any Redemption Date for the Securities of this series, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

"Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Independent Investment Banker" means J.P. Morgan Securities Inc. or Salomon Smith Barney Inc. or any successor firm or, if such firm is unwilling or unable to select the Comparable

Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

"Comparable Treasury Price" means, with respect to any Redemption Date for the Securities of this series, (i) the average of four Reference Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Reference Treasury Dealer" means, (i) each of J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer; and (ii) up to two other Primary Treasury Dealers selected by the Company.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date. The Company shall notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible for such calculation.

Notice of any redemption by the Company shall be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed. If less than all the Securities of this series are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of this series to be redeemed in whole or in part. The Trustee may select for redemption Securities of this series and portions of Securities of this series in amounts of whole multiples of $1,000.

The Securities of this series shall not have a sinking fund.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Company.

This Security shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-- as tenants in common         UNIF GIFT MIN ACT--       Custodian

                                                            ------       ------
                                                            (Cust)       (Minor)

TEN ENT-- as tenants by the entireties         under Uniform Gifts to Minors Act

                                                  ---------------------------
                                                            (State)

JT TEN-- as joint tenants with rights of survivorship and not as tenants in common

Additional abbreviations may also be used though not on the above list.

--------------------------------------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto_______ (please insert Social Security or other identifying number of assignee)

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

-----------------------------------------------------
agent to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:__________________                          ______________________________

                                                  ______________________________
                                                  NOTICE: The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of the within
                                                  instrument in every particular
                                                  without alteration or
                                                  enlargement, or any change
                                                  whatever.

                                    EXHIBIT B

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  JPMorgan Chase Bank,
                                                       as Trustee



                                                  By:___________________________
                                                     Authorized Officer

                                    EXHIBIT C

                       FORM OF 7.00% SENIOR NOTE DUE 2032

No.                                                        CUSIP No. 882389 CC 1

                         TEXAS EASTERN TRANSMISSION, LP
                           7.00% SENIOR NOTE DUE 2032

Principal Amount:          $

Regular Record Date:       Close of business on the 15th calendar day (whether
                           or not a Business Day) prior to the relevant
                           Interest Payment Date

Original Issue Date:       July 2, 2002

Stated Maturity:           July 15, 2032

Interest Payment Dates:    January 15 and July 15, commencing January 15, 2003

Interest Rate:             7.00% per annum

Authorized Denomination:   $1,000 or any integral multiple thereof

Texas Eastern Transmission, LP, a Delaware limited partnership (the "Company," which term includes any successor under the Indenture referred to on the reverse
hereof), for value received, hereby promises to pay to                        ,
or registered assigns, the principal sum of DOLLARS ($ ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on each Interest Payment Date as specified above, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this 7.00% Senior Note due 2032 (this "Security") is registered on the Regular Record Date as specified above next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments on this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payments of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security; provided that, in the case of the payment of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the Securities of this series are no longer represented by a Global Security, payments of principal, premium, if any, and interest on such Securities shall be made at the office of the Paying Agent maintained for such purpose; provided that payments of interest may be made, at the option of the Company, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                        TEXAS EASTERN TRANSMISSION, LP

                        By: Duke Energy Gas Transmission Services, LLC, as General Partner

                        By:
                            ----------------------------------------------------

Attest:

------------------------


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                       JPMORGAN CHASE BANK,
                       as Trustee

                       By:
                          ------------------------------------------------------

                           (Reverse Side of Security)

This Security is one of a duly authorized issue of Securities of the Company (the "Securities"), issued and issuable in one or more series under an Indenture, dated as of December 1, 2000 (the "Indenture"), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof as 7.00% Senior Notes due 2032 initially limited in the aggregate principal amount of up to $450,000,000. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

The Securities of this series shall be redeemable, in whole or from time to time in part, at the option of the Company on any date (a "Redemption Date"), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

"Treasury Rate" means, with respect to any Redemption Date for the Securities of this series, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

"Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Independent Investment Banker" means J.P. Morgan Securities Inc. or Salomon Smith Barney Inc. or any successor firm or, if such firm is unwilling or unable to select the Comparable

Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

"Comparable Treasury Price" means, with respect to any Redemption Date for the Securities of this series, (i) the average of four Reference Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Reference Treasury Dealer" means, (i) each of J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer; and (ii) up to two other Primary Treasury Dealers selected by the Company.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date. The Company shall notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible for such calculation.

Notice of any redemption by the Company shall be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed. If less than all the Securities of this series are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of this series to be redeemed in whole or in part. The Trustee may select for redemption Securities of this series and portions of Securities of this series in amounts of whole multiples of $1,000.

The Securities of this series shall not have a sinking fund.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Company.

This Security shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-- as tenants in common        UNIF GIFT MIN ACT--          Custodian

                                                             ------      ------
                                                             (Cust)      (Minor)

TEN ENT-- as tenants by the entireties         under Uniform Gifts to Minors Act

                                               ---------------------------
                                                         (State)

JT TEN--  as joint tenants with rights of
          survivorship and not as tenants
          in common

Additional abbreviations may also be used though not on the above list.

--------------------------------------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto_______ (please insert Social Security or other identifying number of assignee)

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

-----------------------------------------------------
agent to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:___________________________            ___________________________________

                                             ___________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of the within instrument in
                                             every particular without alteration
                                             or enlargement, or any change
                                             whatever.

                                    EXHIBIT D

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           JPMorgan Chase Bank,
                                             as Trustee



                                           By:
                                              ----------------------------------
                                                    Authorized Officer





                                       D-1